UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

GLUCOSE HEALTH, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	98-0557171
(State of Incorporation or Organization)	I.R.S. Employment Identification Number

609 SW 8th STREET, SUITE 600 BENTONVILLE, AR	72712
(Address of Principal Office)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-158129

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per shares

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Glucose Health, Inc. (the “Registrant”) hereby incorporates by reference the description of its $.001 par value common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1 (File No 333-158129), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) March 20, 2009 and declared effective on May 6, 2009 (the “Registration Statement”).

Item 2. Exhibits.

Exhibits	Description	Reference

3.1	Articles of Incorporation	Incorporated herein by reference from Form SB-2, filed December 7, 2007

3.2	Bylaws	Incorporated herein by reference from Form SB-2, filed December 7, 2007

3.1	Articles of Incorporation (Amended)	Incorporated herein by reference from Form 8-K, filed November 10, 2014

3.1	Articles of Incorporation (Amended)	Incorporated herein by reference from Form 8-K, filed April 15, 2014

2

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

GLUCOSE HEALTH, INC. (Registrant)

Date: May 1, 2015	By:	/s/ Murray Fleming
	Name:	Murray Fleming
	Title:	Chief Executive Officer